Statements of Operations and Other Comprehensive Income (Unaudited) - USD ($)	1 Months Ended	3 Months Ended	4 Months Ended
	Jun. 30, 2018	Sep. 30, 2018	Sep. 30, 2018
INCOME
Income
Total Income
EXPENSES
Professional Fees	78,928	36,269	115,197
Storage Fees		20,000	20,000
Other Corporate Costs	583		583
Total Expenses	79,511	56,269	135,780
Loss before taxes	(79,511)	(56,269)	(135,780)
Income tax expense
Net Loss	(79,511)	(56,269)	(135,780)
OTHER COMPREHENSIVE INCOME
Change in fair market value of investment	1,875	23,500	25,375
Total comprehensive loss	$ (77,636)	$ (32,769)	$ (110,405)
Earnings per common share - basic and diluted	$ (0.21)	$ (0.15)	$ (0.36)
Weighted average shares outstanding	375,000	375,000	375,000